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                                                                  Exhibit 10.421

                   ASSIGNMENT OF REAL ESTATE PURCHASE CONTRACT

     For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, ("Assignor") hereby assigns to INLAND WESTERN SCHAUMBURG AMERICAN LANE, L.L.C., a Delaware limited liability company, ("Assignee") all of its right, title and interest in that certain Agreement of Purchase and Sale by and between INLAND REAL ESTATE ACQUISITIONS, INC., as Purchaser, and ZURICH TOWERS, INC., an Illinois corporation, as Seller, dated as of November 2, 2004 for purchase and sale of certain real property commonly known as Zurich Towers, 1400-1450 E. American Lane, Schaumburg, Illinois (the "Property").

     By execution hereof by Assignee, Assignee hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement.

     This Assignment is effective as of the 23rd day of November, 2004.

               ASSIGNOR:  INLAND REAL ESTATE ACQUISITIONS, INC.,
                          an Illinois corporation


                          By:    /s/ G. Joseph Cosenza
                               ---------------------------------------------
                                 G. Joseph Cosenza
                          Its:   President


               ASSIGNEE:  INLAND WESTERN SCHAUMBURG AMERICAN
                          LANE, L.L.C., a Delaware limited liability company
                          By: Inland Western Retail Real Estate Trust, Inc., its sole member


                          By:    /s/ Valerie Medina
                               ---------------------------------------------
                                 Valerie Medina
                          Its: Assistant Secretary